SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 4, 2002

                                FORWARD INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1801 Green Road Suite E
              Pompano Beach, Florida 33064
(Address of Principal Executive Offices)

Registrant's Telephone Number, including
area code: (954) 360-6420

(Former Address, if changed since last report)

Item 5: Other Events

     On April 4, 2002 the registrant issued a press release announcing that its annual meeting will be held Friday May 24, 2002 at 10:00AM EDT and that the record date for such meeting is April 25, 2002. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7: Financial Statements and Exhibits

(c)     Exhibits

          99.1     Press Release issued by Forward Industries, Inc. on April 4, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2002

FORWARD INDUSTRIES, INC.

By: //s// Douglas W. Sabra___________
Name: Douglas W. Sabra
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

            99.1      Press Release issued by Forward Industries, Inc. on April 3, 2002.